                 1995 THIRD CONSOLIDATED AMENDMENT AGREEMENT TO
                      LOAN AGREEMENT AND RELATED DOCUMENTS


         THIS AMENDMENT AGREEMENT, made and entered into as of this 31 day of October, 1995, by and between SPEIZMAN INDUSTRIES, INC., a Delaware corporation (the "Borrower") and NATIONSBANK, N.A., a national banking association (the "Lender");


                                               W I T N E S S E T H:


         WHEREAS, pursuant to a Loan Agreement dated as of April 19, 1994, as amended by 1995 Consolidated Amendment Agreement to Loan Agreement and Related Documents dated May 31, 1995 and a 1995 Second Consolidated Amendment Agreement to Loan Agreement and Related Documents dated September 1, 1995, between the Borrower and the Lender (collectively the "Loan Agreement"), arrangements were made for the extension by the Lender to the Borrower of credit on the terms and conditions thereof;

         WHEREAS, under the Loan Agreement, the Borrower has issued to the Lender its Revolving Credit Note dated April 19, 1994 in the principal amount of $2,000,000 (the "Note");

         WHEREAS, under the Loan Agreement, the Borrower has obtained a letter of credit facility of up to $14,000,000 for the issuance of documentary letters of credit for the purposes set forth in the Loan Agreement (the "Letter of Credit Facility");

         WHEREAS, collateral for the indebtedness and obligations of the Borrower in respect of the Loan Agreement, Note and Letter of Credit Facility is provided under a Security Agreement dated April 19, 1994 (the "Security Agreement") between the Borrower and the Lender;

         WHEREAS, the Borrower has requested that the Lender provide, as a part of the existing Letter of Credit Facility, a facility of up to $500,000 in standby letters of credit, all as provided herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions herein set forth, it is hereby agreed as follows:

         1. Terms. All terms used herein without definition, unless the context clearly requires otherwise, shall have the meanings provided therefor in the Loan Agreement.

         2.       Amendment to Loan Agreement; Confirmation of Liens.

         (i) The following sentence shall be added to Section 3.1 of the Loan Agreement after the second sentence thereof:

                  "In addition, the Borrower may request the issuance of Standby Letters of Credit to facilitate the purchase by the Borrower of machine parts to support the Borrower's sale of sock knitting machinery; provided the maximum aggregate face amount of such Standby Letters of Credit which may be outstanding may not exceed $500,000."

         (ii) This amendment is not an increase in the maximum amount of letters of credit which can be issued under the Letter of Credit Facility and the amount of such standby letters of credit shall reduce on a dollar for dollar basis the aggregate amount of Letters of Credit which may be issued under the Letter of Credit Facility.

         (iii) The Borrowing Base Certificate attached as Exhibit A to the Loan Agreement is deleted and a new Borrowing Base Certificate, in the form of
Exhibit 1-A attached hereto, is placed in its stead.

         (iv) The Borrower hereby agrees and confirms that all liens and security interests securing the indebtedness evidenced by the Letter of Credit Facility shall cover all indebtedness created under the standby letters of credit and that the liens and security interests created under the Loan Documents, including the Security Agreement and the Cash Collateral Documents, shall cover all indebtedness created under the standby letters of credit.

         3. Representations and Warranties. The Borrower hereby represents and warrants that:

                  (A) The representations and warranties contained in Article V of the Loan Agreement are hereby made by the Borrower on and as of the date hereof except the representations of Sections 5.3 and 5.4 shall refer to the most recent financial statements delivered under Section
         7.1 of the Loan Agreement.

                  (B) There has been no change, and there exists no prospective change, in the condition, financial or otherwise, of the Borrower since the date of the most recent financial reports received by the Lender, other than changes in the ordinary course of business, none of which has been a materially adverse change;

                  (C) The business and properties of the Borrower are not, and since the date of the most recent financial reports thereof received by Lender have not, been materially adversely affected as the result of any fire, explosion, earthquake, chemical spill, accident, strike, lockout, combination of workmen, flood, embargo, riot, or cancellation or loss of any major contracts;

                  (D) No event has occurred and no condition exists which, either prior to or upon the consummation of the transactions contemplated hereby, constitutes an Event of Default under the Loan Agreement, either immediately or with the lapse of time or the giving of notice, or both;

                  (E) The property which is collateral for the indebtedness of the Borrower to the Lender under the Security Agreement and other collateral documents of the Borrower in favor of the Lender are subject to no liens or encumbrances except Permitted Liens;

                  (F) The execution, delivery and performance by the Borrower of its obligations under this Amendment Agreement will not cause a violation or default under any indenture, loan agreement, or other agreement of, or applicable to, the Borrower; and

                  (G) The Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment Agreement; each of such documents has been duly authorized, executed and delivered; and each of such documents constitutes a valid, binding and enforceable instrument, obligation or agreement of the Borrower, in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally.

         4. Effectiveness of Documents. The terms and conditions hereof shall not be effective until each of the following are delivered to the Lender:

                  (A) Amendment Agreement and Note Modification Agreement. Two fully executed originals of this Amendment Agreement.

                  (B) Other Documents, Etc. Such other documents, instruments and certificates as the Lender may reasonably request.

         5.       Miscellaneous.

                  (A) This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties, or commitments, express or implied, have been made by any other party to the other regarding the subject matter hereof. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled, orally or otherwise, except in a writing, signed by the party to be charged therewith, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof, unless expressly so stated.

                  (B) Except as hereby specifically amended, modified, or supplemented, the Loan Agreement, the Loan Documents and all other agreements, documents, and instruments related thereto are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                  (C) This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

                  (D) This Amendment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  (E) Upon request of the Lender, each of the parties hereto will duly execute and deliver or cause to be duly executed and delivered to the Lender such further instruments and do and cause to be done such further acts that may be reasonably necessary or proper in the opinion of the Lender to carry out more effectively the provisions and purposes hereof, including documents deemed necessary by the Lender to more fully evidence the obligations of Borrower to Lender and protect and perfect the collateral therefor.

                  (F) The Borrower agrees to pay all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of the documents executed in connection with this Amendment Agreement, including without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender.


                      [Signatures appear on following page]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date hereof by the Company and the Lender.

ATTEST:                         SPEIZMAN INDUSTRIES, INC.


(Signature of: Josef Sklut)     By: (Signature of Robert S. Speizman)
- ------------------------------      ---------------------------------
- ---------- Secretary            Name: Robert S. Speizman
                                      -------------------------------
                                Title: President
                                       ------------------------------



                                NATIONSBANK, N.A.


                                By: (Signature of Joseph R. Netzel)
                                    ------------------------------
                                Name: Joseph R. Netzel
                                      ---------------------------
                                Title: Vice President
                                       --------------------------

                                   EXHIBIT 1-A

                           BORROWING BASE CERTIFICATE



Speizman Industries, Inc.
Borrowing Base Certificate                           For the Week Ended

I.  Accounts Receivable                              Gross Receivables                                             $0

                                                     Less: Amounts over 90 days                                    $0
                                                     from invoice

                                                     Less: Commissions and expenses                                $0
                                                     receivable

                                                     Less: Foreign accounts receivable                             $0

                                                     Less: Accounts receivable of an                               $0
                                                       account debtor for which more
                                                       than 25% of its total balance
                                                       is more than 90 days past due

                                                     Less: Other ineligible accounts                               $0
                                                     receivable including
                                                     "consigned inventories"

                                                     Net Eligible Receivables                                      $0

A/R Availability         (A)                                        80.00%                                         $0

II.  Documentary L/C     (B)                                        50.00%                                         $0
     Availability                                                  (Limit $7,000,000)

III.  Cash Collateral    (C)                         Certificates of Deposit Pledged                               $0
                                                     to Lender

IV.  Calculation of                                  A/R Availability (A)                                          $0
     Total Borrowing                                 L/C Availability (B)                                          $0
     Base Availability                               Cash Collateral (C)                                           $0

                         (D)                         Total Borrowing Base Availability                             $0

                                                     Credit Facility Usage:
                                                     Direct Borrowings                                             $0
                                                     Standby Letters of Credit
                                                       ($500,000 Limit)                                            $0
                                                     O/S Documentary L/C's                                         $0
                         (E)                         Total Usage                                                   $0
                                                     Net Excess (D-E)                                              $0


The aggregate face amount of letters of credit outstanding in respect of textile machinery held as inventory for sale does not exceed $3,500,000.